Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On October 1, 2019 (the "Separation Date"), Nuance Communications, Inc. (NASDAQ: NUAN) (“Nuance” or the “Company”), a leading provider of conversational AI, completed the previously announced separation of its automotive technology business (the “Business” or "Cerence"), into a separate, independent publicly traded company, Cerence Inc. (NASDAQ: CRNC). This separation was effected by means of a distribution to each Nuance stockholder of record on September 17, 2019 (the “Record Date”) of one share of Cerence common stock for every eight shares of common stock, par value $0.001 per share, of Nuance, that it held on the Record Date (the entire transaction being referred to as the “Separation”). Nuance stockholders received cash in lieu of fractional shares of Cerence common stock. In addition, pursuant to the notice of redemption we issued on August 30, 2019, we also redeemed our 6.000% Senior Notes due 2024 (the "6.000% Senior Notes") on October 1, 2019.

The unaudited pro forma condensed consolidated statements of operations for fiscal years 2018, 2017, and 2016 are based upon the historical financial statements included within the Company's Current Report on Form 8-K filed June 13, 2019 (the "June 13 Form 8-K"). The unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 2019 and the unaudited pro forma condensed consolidated balance sheet are based upon the historical financial statements included within the Company's Quarterly Report on Form 10-Q filed August 9, 2019 (The "Third Quarter Form 10-Q"). The unaudited pro forma condensed consolidated statements of operations give effect to the Separation as if the transaction had occurred on October 1, 2016. Additionally, the unaudited pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 2018 and the nine months ended June 30, 2019 give effect to the cash distribution to Nuance from Cerence, and the redemption of the 6.000% Senior Notes as if the transactions had occurred on October 1, 2017. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2019 gives effect to the Separation, the cash distribution to Nuance from Cerence, and the redemption of the 6.000% Senior Notes as if the transactions had occurred on that date.

The unaudited pro forma condensed consolidated financial statements do not reflect non-recurring charges resulting from the Separation, or future transactions that are not directly attributable to the Separation, such as restructuring activities and the resulting cost reduction.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and do not purport to indicate the financial condition or results of operations of future periods or the financial condition for results of operations that actually would have been realized had the Separation occurred on the date or for the periods presented. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical financial statements and notes included in the June 13 Form 8-K and the Third Quarter Form 10-Q.

Our actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to the following factors:

•
The pro forma adjustments are estimated based on the operating structure of the Business during each of the historical periods presented, which may differ from the operating structure at the Separation Date;

•
We did not track the assets and liabilities of the Business historically. The pro forma adjustments are based on our estimates of the assets, liabilities and employees related to the Business in each historical period presented, which may differ from the assets, liabilities and employees at the Separation Date;

•	We are still assessing the tax impacts of the assets and liabilities that we believe to be directly attributable to the Business for the historical periods; and

•
The Business was highly integrated with Nuance in all the historical periods, and we are still assessing the historical cost structures of the Business and the remainder of Nuance. The adjustments to the unaudited pro forma results of operations reflect our estimates of operating costs and expenses that we consider directly related to the Business for each historical period, which may differ from the actual amounts eliminated after the Separation.

Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2019

		Pro Forma Adjustments
	As Reported	Removing the estimated assets and liabilities of Cerence (a)	Cash distribution to Nuance and the redemption of 6.000% Senior Notes (b)	Pro Forma Amounts
	(ASC 606)
	(In thousands)
ASSETS
Current assets:
Cash and cash equivalents	$536,377	$—	$(160,500)	$375,877
Marketable securities	136,986	—	—	136,986
Accounts receivable, net	313,599	(71,652)	—	241,947
Prepaid expenses and other current assets	193,795	(18,361)	—	175,434
Total current assets	1,180,757	(90,013)	(160,500)	930,244

Marketable securities	12,796	—	—	12,796
Land, building and equipment, net	138,466	(15,194)	—	123,272
Goodwill	3,242,693	(1,118,243)	—	2,124,450
Intangible assets, net	372,934	(71,373)	—	301,561
Other assets	241,271	(40,887)	—	200,384
Total assets	$5,188,917	$(1,335,710)	$(160,500)	$3,692,707

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Contingent and deferred acquisition payments	$17,122	$—	$—	$17,122
Accounts payable, accrued expenses and other current liabilities	340,284	(45,324)	—	294,960
Deferred revenue	310,586	(78,194)	—	232,392
Total current liabilities	667,992	(123,518)	—	544,474

Long-term debt	1,923,716	—	(300,000)	1,623,716
Deferred revenue, net of current portion	410,897	(277,232)	—	133,665
Other liabilities	143,314	(22,776)	—	120,538
Total liabilities	3,145,919	(423,526)	(300,000)	2,422,393

Stockholders' equity	2,042,998	(912,184)	139,500	1,270,314
Total liabilities and stockholders' equity	$5,188,917	$(1,335,710)	$(160,500)	$3,692,707

See accompanying notes.

Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended June 30, 2019

		Pro Forma Adjustments
	As Reported	Removing estimated income statement items (c) (d)	Pro Forma
	(ASC 606)
	(In thousands, except per share amounts)
Revenues:
Professional services and hosting	$771,601	$(93,497)	$678,104
Product and licensing	377,349	(125,050)	252,299
Maintenance and support	203,484	(191)	203,293
Total revenues	1,352,434	(218,738)	1,133,696
Cost of revenues:
Professional services and hosting	471,204	(61,560)	409,644
Product and licensing	61,897	(1,406)	60,491
Maintenance and support	24,919	(110)	24,809
Amortization of intangible assets	27,700	(7,094)	20,606
Total cost of revenues	585,720	(70,170)	515,550
Gross profit	766,714	(148,568)	618,146
Operating expenses:
Research and development	201,774	(61,411)	140,363
Sales and marketing	223,343	(23,029)	200,314
General and administrative	130,892	(2,074)	128,818
Amortization of intangible assets	50,426	(9,397)	41,029
Acquisition-related costs, net	6,223	(783)	5,440
Restructuring and other charges, net	60,668	(34,189)	26,479
Total operating expenses	673,326	(130,883)	542,443
Income from operations	93,388	(17,685)	75,703
Other income (expense):
Interest income	9,987	(2,408)	7,579
Interest expense	(91,777)	13,500	(78,277)
Other income, net	2,425	(101)	2,324
Income before income taxes	14,023	(6,694)	7,329
Provision for income taxes	7,814	(2,685)	5,129
Net income from continuing operations	$6,209	$(4,009)	$2,200

Net income per share - continuing operations:
Basic	$0.02		$0.01
Diluted	$0.02		$0.01

Weighted average common shares outstanding:
Basic	285,064		285,064
Diluted	288,153		288,153

See accompanying notes.

Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the fiscal year ended September 30, 2018

		Pro Forma Adjustments
	As Reported	Removing estimated income statement items (c) (d)	Pro Forma
	(ASC 605)
	(In thousands, except per share amounts)
Revenues:
Professional services and hosting	$1,045,722	$(105,678)	$940,044
Product and licensing	544,019	(168,789)	375,230
Maintenance and support	252,557	(231)	252,326
Total revenues	1,842,298	(274,698)	1,567,600
Cost of revenues:
Professional services and hosting	678,378	(70,014)	608,364
Product and licensing	56,799	(1,129)	55,670
Maintenance and support	39,324	(120)	39,204
Amortization of intangible assets	50,886	(10,668)	40,218
Total cost of revenues	825,387	(81,931)	743,456
Gross profit	1,016,911	(192,767)	824,144
Operating expenses:
Research and development	278,735	(71,482)	207,253
Sales and marketing	311,712	(25,143)	286,569
General and administrative	225,884	(11,392)	214,492
Amortization of intangible assets	73,997	(8,840)	65,157
Acquisition-related costs, net	16,093	(4,083)	12,010
Restructuring and other charges, net	57,026	(4,151)	52,875
Impairment of goodwill and other intangible assets	170,941	—	170,941
Total operating expenses	1,134,388	(125,091)	1,009,297
Loss from operations	(117,477)	(67,676)	(185,153)
Other income (expense):
Interest income	9,327	(3,210)	6,117
Interest expense	(137,253)	18,000	(119,253)
Other expense, net	(1,821)	54	(1,767)
Loss before income taxes	(247,224)	(52,832)	(300,056)
Benefit from income taxes	(62,320)	(10,680)	(73,000)
Net loss from continuing operations	$(184,904)	$(42,152)	$(227,056)

Net loss per share - continuing operations:
Basic	$(0.63)		$(0.78)
Diluted	$(0.63)		$(0.78)

Weighted average common shares outstanding:
Basic	291,318		291,318
Diluted	291,318		291,318

See accompanying notes.

Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the fiscal year ended September 30, 2017

		Pro Forma Adjustments
	As Reported	Removing estimated income statement items (c)	Pro Forma
	(ASC 605)
	(In thousands, except per share amounts)
Revenues:
Professional services and hosting	$966,566	$(95,341)	$871,225
Product and licensing	493,911	(152,519)	341,392
Maintenance and support	267,698	(585)	267,113
Total revenues	1,728,175	(248,445)	1,479,730
Cost of revenues:
Professional services and hosting	654,599	(57,867)	596,732
Product and licensing	54,104	(766)	53,338
Maintenance and support	37,243	(98)	37,145
Amortization of intangible assets	57,892	(10,979)	46,913
Total cost of revenues	803,838	(69,710)	734,128
Gross profit	924,337	(178,735)	745,602
Operating expenses:
Research and development	239,925	(50,493)	189,432
Sales and marketing	324,370	(24,651)	299,719
General and administrative	163,065	(2,222)	160,843
Amortization of intangible assets	92,839	(5,763)	87,076
Acquisition-related costs, net	27,708	(733)	26,975
Restructuring and other charges, net	59,923	(1,867)	58,056
Total operating expenses	907,830	(85,729)	822,101
Income (loss) from operations	16,507	(93,006)	(76,499)
Other income (expense):
Interest income	6,922	—	6,922
Interest expense	(156,889)	—	(156,889)
Other expense, net	(21,210)	483	(20,727)
Loss before income taxes	(154,670)	(92,523)	(247,193)
Provision for income taxes	23,671	(19,096)	4,575
Net loss from continuing operations	$(178,341)	$(73,427)	$(251,768)

Net loss per share - continuing operations:
Basic	$(0.62)		$(0.87)
Diluted	$(0.62)		$(0.87)

Weighted average common shares outstanding:
Basic	289,348		289,348
Diluted	289,348		289,348

See accompanying notes.

Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the fiscal year ended September 30, 2016

		Pro Forma Adjustments
	As Reported	Removing estimated income statement items (c)	Pro Forma
	(ASC 605)
	(In thousands, except per share amounts)
Revenues:
Professional services and hosting	$949,630	$(79,765)	$869,865
Product and licensing	502,113	(129,516)	372,597
Maintenance and support	268,584	(1,191)	267,393
Total revenues	1,720,327	(210,472)	1,509,855
Cost of revenues:
Professional services and hosting	621,060	(49,434)	571,626
Product and licensing	61,584	(737)	60,847
Maintenance and support	37,993	(84)	37,909
Amortization of intangible assets	54,259	(12,275)	41,984
Total cost of revenues	774,896	(62,530)	712,366
Gross profit	945,431	(147,942)	797,489
Operating expenses:
Research and development	246,826	(46,570)	200,256
Sales and marketing	319,571	(22,482)	297,089
General and administrative	164,335	(2,062)	162,273
Amortization of intangible assets	85,523	(6,329)	79,194
Acquisition-related costs, net	16,823	(20)	16,803
Restructuring and other charges, net	24,205	(1,907)	22,298
Total operating expenses	857,283	(79,370)	777,913
Income from operations	88,148	(68,572)	19,576
Other income (expense):
Interest income	4,438	—	4,438
Interest expense	(132,732)	—	(132,732)
Other expense, net	(8,327)	535	(7,792)
Loss before income taxes	(48,473)	(68,037)	(116,510)
Provision for income taxes	10,230	(4,249)	5,981
Net loss from continuing operations	$(58,703)	$(63,788)	$(122,491)

Net loss per share - continuing operations:
Basic	$(0.20)		$(0.42)
Diluted	$(0.20)		$(0.42)

Weighted average common shares outstanding:
Basic	292,129		292,129
Diluted	292,129		292,129

See accompanying notes.

Exhibit 99.1

NUANCE COMMUNICATIONS, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The unaudited pro forma condensed consolidated statements of operations for fiscal years 2018, 2017, and 2016 are based upon the historical financial statements included within the Company's Current Report on Form 8-K filed June 13, 2019 (the "June 13 Form 8-K"). The unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 2019 and the unaudited pro forma condensed consolidated balance sheet are based upon the historical financial statements included within the Company's Quarterly Report on Form 10-Q filed August 9, 2019 (The "Third Quarter Form 10-Q"). The unaudited pro forma condensed consolidated statements of operations give effect to the Separation as if the transaction had occurred on October 1, 2016. Additionally, the unaudited pro forma condensed consolidated statements of operations for the fiscal year ended September 30, 2018 and the nine months ended June 30, 2019 give effect to the cash distribution to Nuance from Cerence, and the redemption of the 6.000% Senior Notes as if the transactions had occurred on October 1, 2017. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2019 gives effect to the Separation, the cash distribution to Nuance from Cerence, and the redemption of the 6.000% Senior Notes as if the transactions had occurred on that date.

The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and, in the opinion of management, reflect all necessary adjustments that are: (i) directly attributable to the Separation; (ii) factually supportable; and (iii) with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the results of the Company.

Note 2. Pro Forma Adjustments

Adjustments to the pro forma condensed consolidated balance sheet:

(a) Removes the estimated assets and liabilities of Cerence from the condensed consolidated balance sheet as of June 30, 2019.
(b) Reflects the redemption of all of the remaining $300.0 million aggregate principal amount of the 6.000% Senior Notes at a redemption price equal to $313.5 million, which was funded by the cash distribution from Cerence of $153.0 million and cash from the balance sheet of $160.5 million.
Adjustments to the pro forma condensed consolidated statements of operations:

(c) The pro forma adjustments for each of fiscal years 2018, 2017, and 2016 and nine months ended June 30, 2019 reflect the removal of the estimated revenues, costs and direct expenses of the Business, and the related tax effects of these adjustments.

(d)
The pro forma adjustments for the fiscal year ended September 30, 2018 and the nine months ended June 30, 2019 also reflect the reduction of interest expense and interest income had we redeemed the 6.000% Senior Notes on October 1, 2017. The reduction in interest expenses was estimated based upon the then remaining $300.0 million aggregate principal amount and the stated yield of the 6.000% Senior Notes; the reduction in interest income was estimated based upon the $160.5 million reduction in Nuance's cash on its the balance sheet, as described in Note (b), and an estimated yield of 2% per annum.